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                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   We consent to the references to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated February 25, 2000, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-33868) and related Prospectus of Telik, Inc. for the registration of 5,750,000 shares of its common stock.

                                          /s/ Ernst & Young LLP

Palo Alto, California

June 30, 2000